SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2008

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	0-26071	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 852-5666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2008, EDGAR Online, Inc. (the “Company”) received a notice from The Nasdaq Stock Market stating that the Company is not in compliance with the minimum market value of listed securities standard required for continued listing on The Nasdaq Global Market by Nasdaq Marketplace Rule 4450(b)(1)(A). The Company received this notice because the market value of the Company’s listed securities was less than $50 million for 10 consecutive trading days prior to June 30, 2008. Receipt of this notice has no effect on the listing of the Company’s common stock at this time.

The notice states that the Company has 30 calendar days, or until July 31, 2008, to regain compliance with the minimum market value standard, as set forth in Nasdaq Marketplace Rule 4450(e)(4). Specifically, if at any time before July 31, 2008, the market value of the Company’s listed securities is $50 million or more for a minimum of 10 consecutive trading days, the Nasdaq staff will determine that the Company complies with the minimum standard for market value of listed securities. The notice also states that if the Company cannot demonstrate compliance with that standard by July 31, 2008, the Nasdaq staff will provide the Company with written notification that the Company’s common stock will be delisted from The Nasdaq Global Market.

In the event that the Company receives notice from the Nasdaq staff that its common stock will be delisted, Nasdaq rules permit the Company to appeal the delisting determination to a Nasdaq Listings Qualifications Panel. Alternatively, the Company may apply, by no later than July 31, 2008, to transfer its common stock to The Nasdaq Capital Market. In order to transfer, the Company must satisfy the continued inclusion requirements for that market, which the Company believes it currently does and will as of July 31, 2008. If the Company submits a transfer application by July 31, 2008, the initiation of the delisting proceedings will be stayed pending the Nasdaq staff’s review of the transfer application.

The Company has issued a press release dated July 2, 2008 reporting the receipt of the notice from Nasdaq and the Nasdaq Marketplace Rules upon which it is based. A copy of the press release is attached hereto as Exhibit 99 and the information contained therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99	Press Release by the Company, dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ Philip D. Moyer
Philip D. Moyer
Chief Executive Officer and President

Dated: July 2, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release by the Company, dated July 2, 2008.